UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 10, 2008 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of President and Chief Operating Officer

At a meeting held on November 4, 2008, the Board of Directors (the "Board") of Heska Corporation (the "Company") approved the promotion of Michael J. McGinley, Ph.D., Executive Vice President, Global Operations, to the position of President and Chief Operating Officer of the Company effective January 1, 2009. Biographical information regarding Dr. McGinley is included under the caption "Executive Officers" in Part I, Item 1 of the Company's Form 10-K filed with the Securities and Exchange Commission (the "SEC") for the Company's fiscal year ended December 31, 2007, which information is incorporated herein by reference thereto. There are no family relationships between Dr. McGinley and any of our directors or other executive officers, nor are we aware of any related-person transactions required to be disclosed under the rules of the Securities and Exchange Commission. Neither the terms of Dr. McGinley's existing employment agreement with the Company nor the terms of our indemnification arrangements with him have been changed as a result of the promotion.  Terms of the 2009 MIP (as defined below) as it relates to Dr. McGinley is incorporated herein by reference thereto. A press release issued by the Company announcing the promotion is filed herewith as exhibit 99.1 and incorporated herein by reference.

(e)	Annual Review of Compensation for Executive Officers

The Compensation Committee of the Board (the "Committee"), approved the executive compensation for 2009 for the chief executive officer and other executive officers of the Company as part of their annual review process. The Committee approved a freeze in base salary at the current 2008 levels for such officers effective January 1, 2009, until such time as the Committee may deem it appropriate to remove the freeze.

The Committee also approved the terms of a management incentive plan (the "2009 MIP") for fiscal year 2009, a copy of which is filed herewith as exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated November 10, 2008
99.2	2009 Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation
Dated: November 10, 2008	By: /s/John R. Flanders JOHN R. FLANDERS Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated November 10, 2008
99.2	2009 Management Incentive Plan